UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 10, 2006

GL ENERGY AND EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31032	52-2190362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8721 Sunset Blvd., Penthouse 7 Hollywood, California	90069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(310) 659-8770

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

On March 13, 2006, GL Energy and Exploration, Inc. (the “Company”)  entered into an agreement (the “Exchange Agreement”)  pursuant to which the Company acquired all of the equity of American Southwest Music Distribution, Inc., a Texas corporation (“American”).  Pursuant to the Exchange Agreement, the Company issued 22,500,000 shares of its common stock and 23,980 shares of its series A convertible preferred stock to David Michery and Kent Puckett, the owners of American.  Messrs. Michery and Puckett are currently officers and directors of the Company, positions they have held since October 2004 in connection with the Company’s entering into the Merger Agreement with American in October 2004.  The Merger Agreement was never consummated and has been terminated.  See Item 1.02.

Item 1.02   Termination of a Material Definitive Agreement.

On March 10, 2006, our board of directors approved the termination of that certain Agreement and Plan of Reorganization dated as of October 13, 2004 (the “Merger Agreement”).  Pursuant to the Merger Agreement, all of American’s outstanding shares were to be converted into shares of the Company’s capital stock, with the Company being the surviving corporation.  Although the Merger Agreement was executed, certain closing conditions were never satisfied, including the filing of a certificate of merger with the Delaware Secretary of State and as such the merger was never consummated.  The Board of Directors of the Company deemed it in the best interest of the Company and its stockholders to terminate the Merger Agreement and to enter into the transaction described under Item 1.01 above.

Item 1.03   Bankruptcy or Receivership.

  Not applicable.

Section 2 – Financial Information

Item 2.01   Completion of Acquisition or Disposition of Assets.

See Item 1.01 above.  Information in response to this Item 2.01 is keyed to the Item numbers of Form 10SB.

Part I

Item 1.   Description of Business

SUMMARY

On March 13, 2006, the Company acquired the stock of American pursuant to the Exchange Agreement, which is described under “Item 1.01 Entry into a Material Definitive Agreement.”

References to “we,” “us,” “our” and similar words refer to the Company and, where applicable, American, which became a wholly-owned subsidiary of the Company, unless the context indicates otherwise.  Prior to the effectiveness of the Exchange Agreement, these terms refer to American.

American was incorporated in the State of Texas in May 2004.  In July 2004, we acquired the assets of Celestial Breakaway Records’ and Out of Control Records’ music catalog, which consisted of rights to various master recordings previously released commercially.  This acquisition provided us the exclusive right to commercially exploit those master recordings worldwide.

American’s business is the production, acquisition, marketing and sale of pre-recorded music. American’s pre-recorded music products will include releases of the new musical performances of recording artists, as well as compilations featuring various artists or repackaged releases of previously recorded music from American’s master music catalog and derived from licenses of music masters from third-parties.

American’s expansion and exploitation of its music catalog is an integral part of its business and growth strategy.  American owns a music catalog with 25 album masters, and intends to add to the music catalog through strategic and complementary acquisitions, licensing agreements, and by executing recording agreements with artists, production companies and other record labels with new recordings.

American will enter into rights acquisition, licensing, distribution and recording agreements ("Recording Agreements") with artists, third party record labels and production companies ("Labels") to provide American with master recordings that have not been previously released for sale to consumers ("New Masters").  Through each Recording Agreement, American will acquire the worldwide copyright and exclusive right to distribute and license music products derived from the New Masters that will be recorded and produced by the Labels, during the term of the Recording Agreement or any extension thereof.  American will also acquire the exclusive right to record and market all New Masters of the recording artist(s) featured on any and all New Masters recorded by the Labels during the term of the Recording Agreements.  American will also have the right to extend the term of the Recording Agreement through the exercise of multiple options pursuant to the terms of the Recording Agreements.

We are a Delaware corporation, organized in 1998.  Our executive offices are located at 8721 Sunset Blvd., Penthouse 7, West Hollywood, California 90069, telephone (310) 659-8770.

Risk Factors

Our shares are speculative and involve a high degree of risk, including, but not necessarily limited to, the several factors described below. Each prospective investor should carefully consider the following risk factors inherent in and affecting the proposed business of, together with all of the other information included or incorporated by reference into this disclosure statement, before you decide whether to purchase shares of our common stock.

Risks Associated with our Business

We are a development stage company, and we have no significant operating history.

We are a development stage company that has not had operations for many years.  Our plans and businesses are “proposed” and “intended” but we may not be able to successfully implement them. Our primary business is the production, acquisition, marketing and sale of pre-recorded music.  However, we have not yet released a music product and have not earned any revenues and have incurred losses since our incorporation.  To date, American’s management’s efforts have been limited to organizational activities, business planning and seeking initial funding.  We currently lack sufficient capital to generate revenue or operate our business in a profitable manner. As a development stage company, our prospects are subject to all the risks and uncertainties frequently encountered by companies in the music industry.  In addition, we are subject to all of the risks, uncertainties, expenses, delays, problems, and difficulties typically encountered in the establishment of a new business.  We expect that unanticipated expenses, problems, and technical difficulties will occur and that they will result in material delays in the development of our business.  We may not obtain sufficient capital or achieve a significant level of operations and, even if we do, we may not be able to conduct such operations on a profitable basis.

We have limited financial resources which if not corrected will prevent and inhibit our ability to implement its business plan.

We have limited financial resources and have not generated any revenues to date. We cannot achieve revenues until we release and market new records from our catalog or from new musical performances of recording artists pursuant to Recording Contracts with those recording artists, their production companies or record labels. To secure new Recording Contracts requires us to pay substantial advances to the recording artists, their production companies or record labels. Prior to and concurrent with any commercial release of a new music product requires us to pay substantial marketing costs and consultant fees related to the marketing of the product.  To begin generating revenues, we must have substantial funding.  There can be no assurance that we will raise sufficient funds to release its music products, and therefore no assurances that we will receive any revenues from its operation, nor operate on a profitable basis.

We may not be able to find music products with mass consumer acceptance and we cannot predict sales revenues from the release of music products.

Although we will attempt to locate and secure Recording Agreements with record labels, production companies, producers, and recording artists, the record industry is very competitive, there is no assurance that we will secure contracts with talented record labels, production companies, producers, and recording artists.  Although we may secure Recording Agreements, the music products derived from the master recordings delivered pursuant to those Recording Agreements and the compilation albums derived from American’s music catalog may not receive mass consumer appeal and may not generate significant sales revenues despite our marketing efforts and expenditures.  The sale of recorded music products to consumers is entirely speculative, and there is no way to assure the amount of music products that will be sold from any of our commercial releases of its music products.

We may not be able to obtain sufficient capital to implement our business plan.

To successfully implement our business plan, we need access to capital. Our ability to implement our business plan will be limited unless we are able to obtain capital through additional debt or equity financing. We cannot assure that such debt or equity financing will be obtained or that, if obtained, such financing will be on terms that are favorable to us or sufficient for our needs. If we are unable to obtain sufficient financing, we may be unable to fully implement our business plan, and we may be required to limit or discontinue our operations.

Acquisitions involve risks that could cause our actual growth to differ from our expectations and lower the market price for our common stock

While we are not currently a party to any agreements regarding any material acquisitions, we expect to continue to seek to acquire master recordings, music publishing rights and other record companies. Acquisitions involve risks that could cause our actual growth to differ from our expectations. For example:

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We may not be successful in identifying attractive acquisitions. We compete with other companies to acquire master recordings, music publishing rights and other record companies. We expect that this competition will continue, which may inhibit our ability to complete suitable acquisitions on favorable terms.

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We may be unable to successfully integrate acquired businesses and realize anticipated economic, operational and other benefits in a timely manner. If we are unable to successfully integrate acquired businesses, product lines and personnel, we may incur substantial costs and delays or other operational, technical or financial problems. In addition, efforts to integrate or failure to successfully integrate acquisitions may divert management's attention from our existing business and may damage our relationships with our key employees and customers.

The recorded music industry is highly competitive, and we cannot assure the success of our individual products, or the overall success of our business plan.

The recorded music industry is highly competitive. We face competition for discretionary consumer purchases of our products from other record companies and other entertainment companies, such as film and video companies.  Many of these competitors have greater financial and other resources, larger development staffs, and more effective marketing organizations than we do.  In the United States three record companies control eighty percent (80%) of record sales: Warner Music Group, Universal Music

Group, and Sony Music Entertainment/BMG. Independent record companies generate the balance of record sales. Our ability to compete in this market depends largely on:

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The skill and creativity of our employees and their relationships with artists;

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Our ability to sign new and established artists and songwriters;

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The expansion and utilization of our music catalog;

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The acquisition of licenses to enable us to create compilation packages;

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The effective and efficient distribution our products; and

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Our ability to build and maintain a reputation for producing, licensing, acquiring, marketing and distributing high quality music.

Since we are in a creative industry, we may be able to generate sufficient revenues from successful releases to exceed the costs of unsuccessful product releases.

The recorded music industry, like other creative industries, involves a substantial degree of risk. Each recording is an individual artistic work, and its commercial success is primarily determined by consumer taste, which is unpredictable and constantly changing. As a result, we cannot assure the financial success of any particular release, the timing of success or the popularity of any particular artist. We may be unable to generate sufficient revenues from successful releases to cover the costs of unsuccessful releases.

Delays in the delivery of new master records by third-party labels could materially adversely affect our business, financial results, and operating results.

The timing of releases of New Records may materially affect our business, financial condition and results of operations. To secure New Records for release and sale to consumers, we will enter into Distribution Agreements with third party Labels. Pursuant to these Distribution Agreements, the third party Labels agree to deliver to us commercially satisfactory master recordings that have not been previously released for sale to consumers. Our results of operations are subject to seasonal variations. In particular, our revenues and operating income are affected by end-of-the-year holiday sales. In accordance with industry practice, we record revenues for music products when the products are shipped to retailers. In anticipation of holiday sales, retailers purchase products from us prior to December. As a result, our revenues and operating income typically decline during December, January and February. If releases planned for the peak holiday season are delayed, our business, financial results and operating results could be materially adversely affected.

If we experience higher than expected returns, our financial condition could be materially and adversely affected.

Our products are sold on a returnable basis, which is standard music industry practice. We set reserves for future returns of products estimated based on return policies and experience. We expect that our actual return experience will be within standard industry parameters. However, we may experience an increase in returns over our established reserves. If this occurs our business, results of operations and financial condition could be materially and adversely affected.

Losses of Key Personnel could materially and adversely affect our business, financial condition or results of operations.

Our success depends largely on the skills, experience and efforts of our executive officers and key employees, especially our Chairman and Chief Executive Officer, David Michery. The loss of the services of Mr. Michery or other members of our senior management, could materially adversely affect our business, financial condition or results of operations. In addition, in large part, our success will depend on our ability to attract and retain qualified management, marketing and sales personnel. We experience competition for qualified personnel with other companies and organizations. Our inability to hire or retain qualified personnel could have a material adverse effect on our business, financial condition or results of operations.

We may not manage our growth properly.

We intend to grow in the future, and our growth presents numerous challenges and places significant additional pressure on our managerial, financial and other resources.   To manage such growth it is necessary that we continue to implement and improve our operating systems, attract and train more qualified personnel, integrate acquired businesses and products, and expand our facilities.  If we fail to effectively manage our growth, our business, operating results or financial condition could be materially adversely affected.

Our operations are seasonal.

Our results of operations are subject to seasonal variations.  In particular, our revenues and operating income are affected by end-of-the-year holiday sales.  In accordance with industry practice, we record revenues for music products when the products are shipped to retailers.  In anticipation of holiday sales, retailers purchase products from us prior to December.  As a result, our revenues and operating income typically decline during December, January and February.  In addition, timing of a new release may materially affect our business, financial condition and results of operations.  For example, if releases planned for the peak holiday season are delayed, our business, financial results and operating results could be materially adversely affected.

We are dependent on third parties for certain licensing rights.

We license the rights to numerous master recordings and compositions from third parties for recording and re-recording of music to produce compilations and to expand of our catalog.  We also seek to license the rights to our master recordings and compositions to third parties for use in albums for a royalty or a flat fee.  These cross-licensing arrangements are generally made possible by existing industry practices based on reciprocity.  If these practices change, we cannot assure that we will be able to obtain licenses from third parties on satisfactory terms, or at all, and our business, financial condition and operating results, particularly with respect to compilation products, could be materially and adversely affected.

If David Michery dies or becomes incapacitated or in the event that he ceases to be actively engaged in management, in a controlling capacity, Universal will have the right to terminate the Domestic Distribution Agreement.

Our Exclusive Manufacturing and Distribution Agreement with Universal is a material contract to our current and future operations (see “Business – Contracts with Universal”).  Pursuant to the terms of the Domestic Distribution Agreement, David Michery’s active and full time participation in our business affairs is required. In the event of his death or incapacity or in the event that he ceases, for whatever reason to be actively engaged in our management in a controlling capacity, Universal has the right, without liability of any kind to us whatsoever, to terminate the Domestic Distribution Agreement.  Currently, this is our only agreement in place, and its termination would have a material effect on our business, financial condition and operating results.

Risks Associated with Investing in our Common Stock

There is a limited trading market for our common stock.

Our common stock is traded on the OTC Bulletin board under the symbol “GEEX.OB.”  There has been virtually no trading activity in our stock recently, and when it has traded, the price has fluctuated widely.  We consider our common stock to be “thinly traded” and any last reported sale prices may not be a true market-based valuation of the common stock.  A consistently active trading market for our stock may not develop at any time in the future.  Stockholders may experience difficulty selling their shares if they choose to do so because of the illiquid market and limited public float for our stock.  It is possible that even a limited public market for our common stock will not be sustained after the date of this annual report or at a time at which you may desire to sell your shares.

The volatility of our stock price affect our may adversely affect the market price for our common stock.

The market price of our common stock has historically been volatile. We believe the market price of the common stock could continue to fluctuate substantially, based on a variety of factors, including quarterly fluctuations in results of operations, timing of product releases, announcements of new products and acquisitions or acquisitions by our competitors, changes in earnings estimates by research analysts, and changes in accounting treatments or principles. The market price of our common stock may be affected by our ability to meet or exceed analysts' or "street" expectations, and any failure to meet or exceed such expectations could have a material adverse effect on the market price of our common stock. Furthermore, stock prices for many companies, particularly entertainment companies, fluctuate widely for reasons that may be unrelated to their operating results. These fluctuations and general economic, political and market conditions, such as recessions or international currency fluctuations and demand for our products, may adversely affect the market price of our common stock.

Our common stock is considered to be a “penny stock” and, as such, the market for our common stock may be further limited by certain SEC rules applicable to penny stocks.

As long as the price of our common stock remains below $5.00 per share or we have net tangible assets of $2,000,000 or less, our shares of common stock are likely to be subject to certain “penny stock” rules promulgated by the SEC.  Those rules impose certain sales practice requirements on brokers who sell penny stock to persons other than established customers and accredited investors (generally institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000).  For transactions covered by the penny stock rules, the broker must make a special suitability determination for the purchaser and receive the purchaser’s written consent to the transaction prior to the sale.  Furthermore, the penny stock rules generally require, among other things, that brokers engaged in secondary trading of penny stocks provide customers with written disclosure documents, monthly statements of the market value of penny stocks, disclosure of the bid and asked prices and disclosure of the compensation to the brokerage firm and disclosure of the sales person working for the brokerage firm.  These rules and regulations make it more difficult for brokers to sell our shares of our common stock and limit the liquidity of our securities.

We do not expect to pay dividends for the foreseeable future.

For the foreseeable future, it is anticipated that earnings, if any, that may be generated from our operations will be used to finance our operations and that cash dividends will not be paid to holders of our common stock.

Any projections used in this report may not be accurate.

Any and all projections and estimates contained in this report or otherwise prepared by us are based on information and assumptions which management believes to be accurate; however, they are mere projections and no assurance can be given that actual performance will match or approximate the projections.

Because stock ownership is concentrated, you and other investors will have minimal influence on stockholders’ decisions.

Assuming that issued and outstanding warrants and options for our common stock have not been exercised, our executive officers and/or their affiliated companies directly or beneficially own approximately 94% of our outstanding common stock (on a fully converted basis) as of March, 2006.  As a result our executive officers may be able to significantly influence the management of the company and all matters requiring stockholder approval, including the election of directors.  Such concentration of ownership may also have the effect of delaying or preventing a change in control of our company.

Our directors and executive officers control the company.

Our directors, executive officers and/or their affiliated companies directly or beneficially own approximately 94% of our outstanding common stock (on a fully converted basis).  Accordingly, these persons, as a group, may be able to exert significant influence over the direction of our affairs and business, including any determination with respect to our acquisition or disposition of assets, future issuances of common stock or other securities, and the election of directors.  Such a concentration of ownership may also have the effect of delaying, deferring, or preventing a change in control of the company.

Substantial sales of our stock may impact the market price of our common stock.

Future sales of substantial amounts of our common stock, including shares that we may issue upon exercise of options and warrants, could adversely affect the market price of our common stock.  Further, if we raise additional funds through the issuance of common stock or securities convertible into or exercisable for common stock, the percentage ownership of our stockholders will be reduced and the price of our common stock may fall.

Issuing preferred stock with rights senior to those of our common stock could adversely affect holders of common stock.

Our charter documents give our board of directors the authority to issue series of preferred stock without a vote or action by our stockholders.  The board also has the authority to determine the terms of preferred stock, including price, preferences and voting rights.  The rights granted to holders of preferred stock may adversely affect the rights of holders of our common stock.  For example, a series of preferred stock may be granted the right to receive a liquidation preference – a pre-set distribution in the event of a liquidation – that would reduce the amount available for distribution to holders of common stock.  In addition, the issuance of preferred stock could make it more difficult for a third party to acquire a majority of our outstanding voting stock.  As a result, common stockholders could be prevented from participating in transactions that would offer an optimal price for their shares.

FORWARD-LOOKING STATEMENTS

Statements in this current report on Form 8-K may be “forward-looking statements.” Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those described above and those risks discussed from time to time in this prospectus, including the risks described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this current report and in other documents which we file with the Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to the ability to conduct business in the PRC, product demand, our ability to diversify our client base, market and customer acceptance of our products, our ability to raise any financing which we may require for our operations, competition, government regulations and requirements, pricing and development difficulties, our ability to make acquisitions and successfully integrate those acquisitions with our business, as well as general industry and market conditions and growth rates, and general economic conditions. Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this current report.

BUSINESS

We were incorporated in the State of Texas in May 2004.  In July 2004, we acquired the assets of Celestial Breakaway Records’ and Out of Control Records’ music catalog, which consisted of rights to various master recordings previously released commercially.  Pursuant to that acquisition, we procured the exclusive right to commercially market and sell those master recordings worldwide.

Our current offices are located at 8721 Sunset Blvd., Penthouse 7, West Hollywood, California 90069.  American’s telephone number is (310) 659-8770.

Our business is the production, acquisition, marketing and sale of pre-recorded music. Our pre-recorded music products will include releases of the new musical performances of recording artists, as well as compilations featuring various artists or repackaged releases of previously recorded music from our master music catalog and derived from licenses of music masters from third-parties.

Our expansion and exploitation of its music catalog is an integral part of its business and growth strategy.  American owns a music catalog with 25 album masters, and intends to add to the music catalog through strategic and complementary acquisitions, licensing agreements, and by executing recording agreements with artists, production companies and other record labels with new recordings.

We will enter into rights acquisition, licensing, distribution and recording agreements ("Recording Agreements") with artists, third party record labels and production companies ("Labels") to provide us with master recordings that have not been previously released for sale to consumers ("New Masters").  Through each Recording Agreement, we will acquire the worldwide copyright and exclusive right to distribute and license music products derived from the New Masters that will be recorded and produced by the Labels, during the term of the Recording Agreement or any extension thereof.  We will also acquire the exclusive right to record and market all New Masters of the recording artist(s) featured on any and all New Masters recorded by the Labels during the term of the Recording Agreements.  We will also have the right to extend the term of the Recording Agreement through the exercise of multiple options pursuant to the terms of the Recording Agreements.

Most of our Recording Agreements will have an initial term and will usually have up separate, consecutive, irrevocable options, to renew the term for additional periods, at our sole discretion.   As a condition of the initial term, and prior to exercising each option, we will be required to pay recoupable advances to the Label.

Pursuant each Recording Agreement, each Label will agree to deliver one or more New Masters to us during the term of the Recording Agreement.  Each New Master will be required to contain at least twelve (12) newly recorded compositions of the featured recording artist(s), having an aggregate playing time of no less than forty (40) minutes ("Album”), and must be complete and satisfactory to us, in our managements’ sole discretion.

If an Album is satisfactory us, we will market and advertise the consumer release of the Album, and after the Label's delivery of an Album to us, we will commercially release the Album in the United States and Canada.  Whether or when an Album is commercially released to consumers is within our sole discretion. The actual amount of money spent marketing an Album will be determined by us

Depending upon the initial success of any single, we will advance to the Label the costs to film and produce a music video featuring the single song selected by us.  Pursuant to the terms of the Recording Agreement, we have the right to supervise and approve all elements of the music video.  Once an acceptable music video is completed.  We will use our efforts and pay third-party promoters to secure airplay of the music video on regional and national music video shows, as part of our marketing of the particular Album.

The marketing expenses we spend on any Album are variable, because the actual amount of expenditures for each Album will depend upon our management’s business judgment and discretion, about the commercial success (or lack thereof) of any Album, or the effectiveness of any Album’s marketing.  At any point, we can elect to continue to or discontinue spending money to market any individual Album.  If the Album realizes commercial success in the United States and Canada, the Album will be released in foreign territories.

Depending upon the terms of each Recording Agreement, we will pay each Label royalties from the net profits we actually receive from the sale of music products delivered during the term of the Recording Agreement.  According to the terms of each Recording Agreement, we will only be required to pay royalties to a Label after we recoup all advances (we make to or on behalf of the Label) from Label’s percentage of net sales of all music products derived from the New Master(s) delivered by the subject Label.

Contracts With Universal

Distribution Agreement

On January 25, 2006, we entered into and Exclusive Manufacturing and Distribution Agreement (“Domestic Distribution Agreement”) with Universal Records, a division of UMG Recordings, Inc. (“Universal”). Pursuant to this Agreement, Universal will sell our music products, including compact discs, cassettes, and digital versatile discs (DVD) to consumer mainly through retailers and wholesalers in the United States and Canada.  During the term of the Domestic Distribution Agreement, Universal will be our exclusive manufacturer and distributor, through every distribution channel of recorded music in the United States and Canada.  Universal will also exclusively handle all of our on-line sales during the term of the Domestic Distribution Agreement.

In exchange for its distribution services, through normal retail channels, Universal is entitled to a distribution fee equal to twenty five percent (25%) of our Net Billings.  After the end of the calendar month, where our cumulative Net Billings exceed $8,000,000, Universal’s distribution fee will be twenty two and one half percent (22.5%) of our Net Billings.  After the end of the calendar month, in which our cumulative Net Billings exceeds $15,000,000, Universal’s distribution fee will be twenty percent (20%) of our Net Billings.  According to the Domestic Distribution Agreement, Net Billings means the cumulative wholesale price for sale of our products, less actual returns and credits to customers for such returns for the applicable accounting period.

In consideration for Universal’s services related to sales of our products in the United States and Canada, through channels other than normal retail channels, Universal shall be entitled to a licensing fee equal to fifteen percent (15%) of our Net Licensing Billings.  According to the Domestic Distribution Agreement, Net Licensing Billings mean royalties or flat payments received by Universal, on our behalf, attributed to sales, other than sales through normal retail channels.

At the end of the month, immediately following our first commercial release of a product pursuant to the Domestic Distribution Agreement, Universal will compute our Total Net Billings from the sale of American’s products, and Universal will compute such Total Net Billings, thereafter, on a calendar monthly basis.  Sixty (60) days, after the close of each such monthly period, Universal will send us an accounting statement covering the Total Net Billings and the Net Proceeds payable to us.  Along with each accounting statement, Universal will pay us the Net Proceeds realized by sales during the particular accounting period, if any, after deducting any taxes that Universal is required to withhold.

Under the terms of the Domestic Distribution Agreement, Total Net Billings means all Net Billings and Net Licensing Billings that Universal receives from the sale and licensing of our products.  Net Proceeds mean Total Net Billings less the following:

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Universal’s applicable distribution fees and license fees;

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Reserves held, by Universal, against anticipated returns of our products;

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Universal’s charges for manufacturing and handling of our products;

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All Advances, if any, made by Universal on behalf of us;

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All applicable taxes imposed on Universal directly related to the manufacture and sale of our products;

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All co-op advertising costs advanced by Universal on our behalf;

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Universal’s charges for handling returns and refurbishing our products;

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Credits to Universal’s customers for actual returns of our products;

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Costs of any special program discounts or price reduction programs; and

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Any other amounts that Universal is entitled to receive.

To secure our payment of any fees, advances or monies that become due and payable to Universal, pursuant to the Domestic Distribution Agreement, we executed a security agreement, granting Universal a first position security interest in the following collateral:

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All master recordings contained solely on records actually distributed under the Domestic Distribution Agreement, and all contract rights and licenses relating to the master recordings;

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All sound recordings contained in the all master recordings contained solely on records actually distributed under the Domestic Distribution Agreement, and all copyrights to such sound recordings;

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Any derivatives or duplicates of all master recordings contained solely on records actually distributed under the Domestic Distribution Agreement;

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All proceeds derived from all master recordings contained solely on records actually distributed under the Domestic Distribution Agreement;

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Any and all monies which become payable to us under the Distribution Agreement;

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All inventory now owned or hereafter acquired by us and all proceeds of the sale or other disposition of the inventory; and

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Our names and logos used on records, including trademarks.

In addition to our obligations under the security agreement, David Michery, executed an inducement letter wherein he agreed that his active participation in the performance his duties as an employee is a vital part of the Domestic Distribution Agreement.  In the event of his death or incapacity or in the event that David Michery ceases to be actively engaged in our management, in a controlling capacity, Universal will have the right to terminate the Domestic Distribution Agreement.

In addition to distributing and selling our products, Universal will supervise and advance the costs of all of American’s manufacturing, and will warehouse all of American’s inventory. The Domestic Distribution Agreement became effective January 25, 2006 and will continue until January 25, 2008.  Universal has the right to extend the term of the Domestic Distribution Agreement for an additional two years, until January 25, 2010.

For each separate title of music products released, our management, along with Universal shall determine the applicable wholesale price per unit.

Under the Distribution Agreement, we are responsible for all recording costs and rights acquisition costs in securing all intellectual property rights and licenses necessary to allow us to sell records.  We will be responsible for paying all marketing and promotion costs for each Album title that it releases commercially, and will be responsible to pay artist royalties and royalties related to all licenses related to the exploitation of the Album and its content.

Upstream Agreement

On January 25, 2006, we entered into another agreement with Universal, pursuant to which we granted Universal the right to enter into exclusive recording services contracts with recording artists that have recording contracts with us, and whose performances are featured on Albums, distributed by Universal, on our behalf, that achieve sales in the United States equal to or in excess of 25,000 units (as reported by Soundscan) (“Upstream Agreement”).

Under the Upstream Agreement, Universal may exercise its rights to any recording artist, under contract with us, by providing us with written notice, at any time after we deliver an Album featuring the performances of the subject Artist, and ending on the date that Universal releases the Album to retail; or at any time during the period commencing on the date after the Album has been commercially released in the United States and has achieved sales in the United States equal to or in excess of twenty five thousand (25,000) units (as reported by Soundscan), and ending on the date such Album has achieved sales in the United States equal to fifty thousand (50,000) units. If, however, Universal does not exercise its rights under the Upstream Agreement for a particular Artist with sales exceeding 50,000, we have an obligation to provide Universal with written notice that an Artist reached such sales levels, and Universal will have an additional thirty (30) days to exercise its right to the particular recording artist.

If Universal exercises its rights under the Upstream Agreement, we will enter into to a contract to provide the exclusive recording services of the selected Artist to Universal.  Pursuant to the recording agreement and the Upstream Agreement, we will grant to Universal a fifty percent (50%) ownership interest in and to all Albums and related materials, relating to the selected artist, that exist prior to Universal’s exercise of its rights.  Although we will retain an ownership interest in the such Masters, we lose our right to sell, transfer, grant, convey, assign, mortgage, pledge, hypothecate, or otherwise dispose of, or create any liens, encumbrances or security interests on any nature in respect to our rights to the existing master that become subject to Upstream Agreement.

On the first full calendar month following the date that Universal exercises its rights under the Upstream Agreement, if the sum of the advances, recording costs, marketing costs and promotion costs actually expended by us, on any existing Album that becomes subject to the Upstream Agreement, exceeds the total Net Proceeds credited to us in connection with the sale of such Album, Universal will pay us, as an advance against our future Net Profits under the recording agreement and the Upstream Agreement, fifty percent (50%) of our actual expenditures.

From the date that Universal receives its rights to any existing Album, Universal becomes, solely responsible for paying all artist royalties, third-party licensing fees and royalties, marketing, promotion and advertising costs related to the existing Album.

Under the Upstream Agreement, Universal grants us a fifty percent (50%) ownership interest in the copyright of each master subsequently recorded by the selected Artist, under the recording contract with Universal.  Universal, however, has the exclusive and unlimited right to sell or license such masters, and we will not have the right to sell, transfer, grant, convey, assign, mortgage, pledge, hypothecate, or otherwise dispose of, or create any liens, encumbrances or security interests on any nature in respect to our rights to such masters.

For all subsequently recorded masters, Universal will be responsible for paying all recording costs and rights acquisition costs in securing all intellectual property rights and licenses necessary to allow Universal to sell Albums.  Universal will, also, be responsible for paying all marketing and promotion costs for each Album title that it releases commercially, and will be responsible to pay artist royalties and royalties related to all licenses related to the exploitation of the Album and its content. According to the Upstream Agreement, Universal shall pay all advances, royalties and other monies payable directly to the particular Artist.

In consideration for the rights granted to Universal, under the Upstream Agreement, Universal agrees to pay us fifty percent (50%) of Universal’s Net Profits earned from the sale or other exploitation of any and all of the masters and Albums that are subject to the Upstream Agreement.  According to the Upstream Agreement, Net Profits mean the amount equal to Gross Revenues less the Deductions.

Under the Upstream Agreement, Gross Revenue include:

•

All monies actually received or credited to Universal from the sale of records in the United States minus reasonable reserves anticipated returns, actual returns and credits for returns, price discounts, and a distribution fee equal to twenty-five (25%) of United States Net Sales;

•

One hundred percent (100%) of Universal’s Net Receipts in respect to licenses;

•

Royalties of calculated at a basic rate of nineteen percent (19%) of the applicable Royalty Base Price for records sold through normal retail channels outside the United States by Universal’s direct and immediate principal foreign licensees; and

•

Fifty percent (50%) net receipts received by Universal, with respect to licenses of masters outside the United States on flat-fee or other royalty basis.

Deductions are:

•

A reserve for all reasonably anticipated future costs in connection with the particular Artist and/or masters recorded under the contract for anticipated marketing and promotions costs, recording costs, and music video costs; and

•

All direct costs and expenses incurred by Universal.

Under the Upstream Agreement, Universal will prepare accounting statements for us on a semi-annual basis.  On or before each September 30, or March 31, Universal will send such accounting statements to us for the semi-annual accounting period ending the immediately preceding June 30th or December 31st, and will send American the amount of our share of any Net Profits, if any are then due and payable.

Foreign License Agreement

On January 25, 2006, we entered into the Exclusive Foreign License Agreement (“Foreign License Agreement”) with Universal.  The term of the Foreign License Agreement runs simultaneously with the term of the Domestic Distribution Agreement.  During the term of the Foreign License Agreement, Universal has the exclusive right to sell, license or otherwise exploit records and videos that its distributes under the Domestic Distribution Agreement through the rest of the Universe, excluding the United States.

In consideration of the rights granted, Universal agrees to pay us royalties on Net Sales.  Under the Foreign License Agreement, Universal will prepare accounting statements for us on a semi-annual basis.  On or before each September 30, or March 31, Universal will send such accounting statements to American for the semi-annual accounting period ending the immediately preceding June 30th or December 31st, and will send us the amount of our Royalties, if any, that are then due and payable.

Competition

The entertainment and recorded music industry is highly competitive.  We face competition, from many other record companies, and from entertainment companies from other sectors of the entertainment industry

(film and video games) for consumer household discretionary purchases of entertainment products.  Record companies also compete for talented artists, producers and songwriters.  Although there are many independent record labels, similar to American, three major record companies (BMG/Sony, Warner Music and Universal) currently control the distribution and market for pre-recorded music in the United States and around the world.  Many of these record companies have significantly longer operating histories, greater financial resources, assets and larger music catalogs, and larger staffs than us.  Our ability to compete in this industry depends on many factors, including but not limited to:

•

Our management’s and employees’ creativity, skills and relationships with artists, promoters, radio stations, distributors and retailers;

•

Our ability to sign Recording Agreements to secure new artists and Masters, and to expansion its music catalog;

•

Our ability to effectively market and sell its music products; and

•

Our ability to establish, and maintain a reputation for commercially releasing high quality music products.

Employees

As of March 13, 2006, we currently have 7 employees, and 6 are full-time.  None of our employees are represented by a labor union and we have not entered into a collective bargaining agreement with any union.  We have not experienced any work stoppages and consider our relations with our employees to be good.

.

Item 2. Management’s Discussion and Analysis or Plan of Operations.

The following discussion should be read in conjunction with the financial statements of American and the related notes, which appear elsewhere in this Form 8-K.  The following discussion includes forward-looking statements.  For a discussion of important factors that could cause actual results to differ from results discussed in the forward looking statements, see “Forward Looking Statements.”

American was incorporated in the State of Texas in May 2004.  In July 2004, we acquired the assets of Celestial Breakaway Records’ and Out of Control Records’ music catalog, which consisted of rights to various master recordings previously released commercially.  This acquisition provided us the exclusive right to commercially exploit those master recordings worldwide.

American’s business is the production, acquisition, marketing and sale of pre-recorded music. American’s pre-recorded music products will include releases of the new musical performances of recording artists, as well as compilations featuring various artists or repackaged releases of previously recorded music from American’s master music catalog and derived from licenses of music masters from third-parties.

American’s expansion and exploitation of its music catalog is an integral part of its business and growth strategy.  American owns a music catalog with 25 album masters, and intends to add to the music catalog through strategic and complementary acquisitions, licensing agreements, and by executing recording agreements with artists, production companies and other record labels with new recordings.

American will enter into rights acquisition, licensing, distribution and recording agreements ("Recording Agreements") with artists, third party record labels and production companies ("Labels") to provide American with master recordings that have not been previously released for sale to consumers ("New Masters").  Through each Recording Agreement, American will acquire the worldwide copyright and exclusive right to distribute and license music products derived from the New Masters that will be recorded and produced by the Labels, during the term of the Recording Agreement or any extension thereof.  American will also acquire the exclusive right to record and market all New Masters of the recording artist(s) featured on any and all New Masters recorded by the Labels during the term of the Recording Agreements.  American will also have the right to extend the term of the Recording Agreement through the exercise of multiple options pursuant to the terms of the Recording Agreements.

We are a Delaware corporation, organized in 1998.  Our executive offices are located at 8721 Sunset Blvd., Penthouse 7, West Hollywood, California 90069, telephone (310) 659-8770.

Plan of Operation

We had no revenues for the year-ended December 31, 2005 or since its inception.  We incurred $387,018 in operating expenses for the year-ended December 31, 2005.  We have also incurred $83,500 in legal and accounting fees.  These fees were related to negotiating Recording Agreements, the merger with GL Energy and Exploration, litigation and SEC compliance requirements.  We paid our management $61,645.

We remain a development stage company.  Since our inception, we have had minimum working capital to fund our operations.  In order to pay the expenses of its operations, we have relied on third-party loans and loans from shareholders. As a result, we have incurred debt in the total amount of $504,628 to pay our expenses.  Consequently, our balance sheet for the period of May 2004 (inception) through October, 31, 2005, reflects a current asset value of $13,817 and a total asset value of $4,497,689 of which $4,180 is in the form of cash.

During the next twelve months of operations, we plan to carry out its plan of operation as described herein (See Item 2.01, Item 1, Description of Business).  Our management is currently seeking to execute several recording agreements with various production companies, labels and artists. There is no assurance as to when or whether we will locate suitable production companies, labels and artist or suitable master recordings.  Also, there are not assurances that we will have sufficient capital to secure the rights under any Recording Agreement negotiated.

On January 25, 2006, we entered into an Exclusive Manufacturing and Distribution Agreement, Upstream Agreement and Exclusive Foreign License Agreement with Universal Records, a division of UMG Recordings, Inc.

Our management plans to select masters from its catalog for commercial release in 2006, and seeking third-party licensing agreements to be included in the proposed compilation Albums derived from its catalog.

In the second calendar quarter of 2006, we plan to begin marketing the release of new Albums it intends to commercially release in the third and fourth calendar quarters of 2006. During the remainder of 2006 to mid-November 2006, we plan to release nine (9) separate Albums.

In the next 12 months, we plan to hire up 5 additional employees.

We have a working capital deficit and only a minimum amount of operating cash with which to fund our future operations.  We must obtain adequate funding in order to fulfill our obligations under any recording agreement that we intend to execute, and adequate funding to market and advertise any of music products that we intend to release.  If we do not receive adequate funding, its management must either discontinue or substantially scale back our planned operations.

We intend to seek either debt or equity capital or both. As of the date of this report, we do not have commitments for funding or any other agreements that will provide us with adequate working capital to conduct its full operating plan for the next twelve months.  We cannot give any assurance that we will locate any funding or enter into any agreements that will provide the required operating capital to fund our planned business operations.  In addition, we may consider receiving advances against future sales from Universal (as customary in the music industry) or to agree to sell rights to Master recordings, copyrights, or rights to any artist under a Recording Agreement or in our catalog.  In addition, we may consider strategic alliances, mergers or acquisition as a means of pursuing our business plan or otherwise funding our business plan.

Our existing capital is expected to be sufficient to enable it to meet its cash needs in conjunction with complying with our reporting obligations under Securities Exchange Act of 1934, as amended, for a period of twelve months following the date hereof.

Regardless of whether our cash assets are adequate to meet its operational needs, we will seek to compensate its management, consultants, employees and other service providers by issuing its shares of stock, or options to buy shares of its common stock in lieu of cash.  For information as to our policy in regard to payment for services, see "Other Compensation Arrangements."

We anticipate obtaining funding from the sale of our common stock and from additional loans.

Item 3. Description of Property

Our executive office is located at 8721 Sunset Blvd., Penthouse 7, West Hollywood, California 90069, telephone (310) 659-8770.  We have a two-year lease that began on November 2005 and expires on October 31, 2007 for which we pay $1,685/month. Other than the office in West Hollywood, California, we do not currently maintain any other office facilities.  We plan to open an office in Houston, Texas in the next 12 months.  We believe there is an adequate supply of suitable office space for lease on terms acceptable to us.

Item 4. Security Ownership of Certain Beneficial Owners and Management

Security Ownership Of Beneficial Owners, Management And Affiliates Following The Exchange Agreement.

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 13, 2006 by the following persons:

•

each person who is known to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;

•

each of our directors and executive officers; and

•

all of our directors and executive officers as a group.

The following table assumes that there are 59,882,042 common shares issued and outstanding immediately following the Exchange Agreement.  Except as set forth in the footnotes to the table, the persons names in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.  A person is considered the beneficial owner of any securities as of a given date that can be acquired within 60 days of such date through the exercise of any option, warrant or right.  Shares of common stock subject to options, warrants or rights which are currently exercisable or exercisable within 60 days are considered outstanding for computing the ownership percentage of the person holding such options, warrants or rights, but are not considered outstanding for computing the ownership percentage of any other person.

Name And Address (1)	Number Of Shares Beneficially Owned	Percentage Owned

David Michery	561,045,000 (2)	85.1%
Kent Puckett	60,995,000 (3)	9.24%
Marcus Sanders	-0-
Donald Byers #300 – 1497 Marine Drive West Vancouver, BC Canada V7T 1B8	16,400,000	27.38%

All directors and officers as a group (3 persons)	622,000,000	44.33%

----------------------------------------------

* Less than 1% of the outstanding shares of common stock.

(1)

Unless otherwise noted, the address for each person is 8721 Sunset Blvd., Penthouse 7, West Hollywood, California 90069.

(2)

Includes 540,750,000 shares of common stock issuable upon conversion of 21,630 shares of series A preferred stock.

(3)

Includes 58,750,000 shares of common stock issuable upon conversion of 2,350 shares of series A preferred stock.

Item 5.   Directors, Executive Officers, Promoters and Control Persons

The directors and executive officers currently serving the Company are as follows:

Name

Age

Position

David Michery

38

Chief Executive Officer, President, Director

Kent Puckett

40

Chief Financial Officer, Secretary, Treasurer, Director

Marcus A. Sanders

43

Chief Operating Officer, General Counsel

David Michery has served as our Chief Executive Officer and Director since October 2004. Mr. Michery has worked in the music business for 17 years. His area's of expertise include, but are not limited to, domestic distribution, intellectual properties, music publishing, copyrights; licensing, international distribution, sales, marketing and promotion. He was Chief Executive Officer and President of American Southwest Music Distribution since its inception in June 2004. He was the founder and Chief Executive Officer of AMC American Music Corporation from September 1999 to May 2004. He was also President of Celestial Breakaway Entertainment from October 1996 to October 1998.

Kent Puckett has served as our Chief Financial Officer, Secretary and Treasurer since October 2004 and as a Director since May 2005.  Mr. Puckett has been an accountant for 15 years and has accounting, tax and financial experience in corporations, mergers and acquisitions, intellectual property, copyrights and licensing in the entertainment industry. From 1999 to 2003 he worked for A-1 Business Service with a focus on clients in the entertainment industry and as a tax specialist. From January 2004 to the present he has been working for Direct Business Service as an entertainment accountant and tax specialist, corporate structure advisor, financial analyst, and financial transaction specialist. Mr. Puckett is also a part owner of this business. Mr. Puckett received a Bachelors degree in Business Administration from Pensacola Christian College.

Marcus Sanders has served as our Chief Operating Officer and General Counsel since October 2004. Mr. Sanders has been an attorney for 17 years, and he has legal experience in corporate and securities law, mergers and acquisitions; business bankruptcy; intellectual property and copyrights; licensing; software development; entertainment industry contracts; product distribution contracts; domestic and transnational joint venture and corporate partnering transactions; commercial real estate development and finance; reorganization and restructuring transactions; employment contracts; insurance coverage. From 1999 to present, has had a solo practice and has served as legal counsel for several public and privately held companies in various industries, and has been legal counsel for several recording artists and independent recording companies. Mr. Sanders holds a Bachelors of Art degree from the University of California, Davis, and a Juris Doctorate from the University of California, Berkeley.  Mr. Sanders previously served as a Director of GL Energy & Exploration, Inc. from October 2004 to May 2005.

Item 6.   Executive Compensation

Prior to the consummation of the Exchange Agreement, we did not pay any compensation to any executive officers.  Set forth below is information for our Chief Executive Officer. No other officer received compensation in excess of $100,000 for 2005 or 2004.

	Annual Compensation				Long-Term Compensation
Common Shares
						Underlying	All
					Restricted	Options	Other
				Other Annual	Stock	Granted	Compen
Name and Position	Year	Salary	Bonus	Compensation	Awards ($)	(# Shares)	-sation

David Michery	2005	$53,945	-0-		$-0-	------	-0-
President, Chief Executive Officer	2004	$46,856	-0-		$-0-	------	-0-
and Director
(as of October 2004)

In the next twelve months, we intend to enter into employment agreements with each of our executive officers at an annual salary to be determined based on their then levels, time devoted and the scope of their responsibilities.  In addition to cash compensation, we intend to use shares of our common stock, and options to purchase shares of its common stock to compensate its officers. In addition, we may use common stock to compensate others for services provided.

There is no plan in place for compensation of persons who are salary directors, but it is expected that in the future that we will create a remuneration and reimbursement plan for such directors.

Other Compensation Arrangements

In March 2004, a majority of GL Energy’s shareholders approved an equity performance plan for 10,000,000 shares of common stock ("2004 Equity Performance Plan"), and in October 2004, the board of directors approved the registration of an additional 35,000,000 shares of common stock on form S-8 for the purpose of having shares of common stock available to compensate directors, consultants, employees, management and others for services.  The rights of the common stock were not changed.  We intend to issue the shares of common stock from time to time as determined by the board of directors to directors, employees, management, consultants and others.  The Company’s board of directors believes the 2004 Equity Performance Plan, and the additional 35,000,000 shares of common stock will provide flexibility in structuring compensation arrangements and provide an equity incentive for employees and others who are awarded these shares. These shares may be issued at less than market price at the discretion of the board of directors.  None of the shelf-registered shares are allocated to any particular person or class of persons among those eligible to receive awards.  As of March 2006, GL Energy has issued a total of 4,500,000 shares of common stock to various  consultants and employees.

Item 7.   Certain Relationships and Related Transactions

In March 2006, we consummated the Exchange Agreement pursuant to which we issued 22,500,000 shares of our common stock and 23,980 shares of our series A preferred stock to the stockholders of American in exchange for all of their capital stock in American.  David Michery and Kent Puckett, our officers and directors, were the sole stockholders of American.  Messrs. Michery and Puckett were appointed as officers of the Company in October 2004 in connection with the original Merger Agreement entered into between the Company and American.  The Merger Agreement was never consummated and recently terminated.

Byers and Associates advanced money to American and GL Energy in the form of a loan represented in a promissory note in the amount $49,008. Donald Byers is the sole owner of Byers and Associates and owns 16,400,000 of GL Energy’s common stock. At the time of the loan, Donald Byers was the majority shareholder of GL Energy.  The loaned funds were used to pay expenses for both GL Energy and American. The original loan principal in January 2005 was $23,500, and the principal was due April 30, 2005.  Byers and Associates loaned additional funds to American and G.L Energy bringing the balance to $38,092.57.  As American’s and GL Energy’s consideration for Byers and Associates’ agreement to renew the loan that was in default, American and GL Energy agreed to increase the principal due to $49,008.00, to include unpaid interest due and to take into consideration fluctuations in the exchange rate between the United States and Canada since the original date of the loan.  Byers and Associates agreed to extend the due date of the loan to February 28, 2006.   The Promissory Note was a zero coupon promissory note.  If American and GL Energy fail to pay the principal on the Note or any other Note issued to Byers and Associates on or before their due date the promissory note will be considered in default.  If the promissory note is in default, the entire balance of the loan principal, then, outstanding, shall bear interest at the rate of 10% per annum.  Such interest shall accrue from the date of the promissory note until the promissory note is paid.  This note is currently in default.

Byers and Associates advanced money to American in the form of a loan represented in a promissory note in the amount $16,592.  Donald Byers is the sole owner of Byers and Associates and owns 16,400,00 of GL Energy’s common stock.  At the time of the loan, Donald Byers was the majority shareholder of GL Energy.   The loaned funds were used to pay expenses for American.  The promissory note was due and payable on February 28, 2005.  The Promissory Note was a zero coupon promissory note.  If American fails to pay the principal on the Note or any other Note issued to Byers and Associates on or before their due date, the promissory note will be considered in default.  If the promissory note is in default, the entire balance of the loan principal, then, outstanding, shall bear interest at the rate of 10% per annum.  Such interest shall accrue from the date of the promissory note until the promissory note is paid.  This note is currently in default.

In September 2004, American entered into an agreement with Donald Byers, in his capacity as the majority shareholder of the Company.  Pursuant to the agreement, in September 2004, American paid Mr. Byers $150,000. As consideration for American’s payment, Messrs. Byers and Frank Rossi resigned from GL Energy’s board of directors and appointed Marcus Sanders and David Michery to GL Energy’s board of directors.  As additional consideration, Mr. Byers approved  the Merger Agreement and  cooperated and provided assistance in connection with the same.

In September 2004, as additional consideration for Mr. Byer’s cooperation and assistance, American agreed to pay Mr. Byers an additional $50,000, on the date that is sixty (60) days, after the Closing date of the Reorganization Agreement. Pursuant to the same agreement, American also agreed to pay GL Energy’s Current Liabilities, as of the date of the agreement, in the aggregate amount of $126,925.00 (the sum of Accounts Payable in the amount of $30,000, and debts Due to Shareholders in the amount of  $96,925).  Pursuant to this agreement, David Michery unconditionally and irrevocably guaranteed the payments when due, and granted to Mr. Byers a security interest in 1,250,000 shares of the GL Energy common stock that shall be issued to Mr. Michery pursuant to the Reorganization Agreement. Mr. Michery’s obligation to make such guarantee and provide such security to Mr. Byers was conditioned upon the Close of the Reorganization Agreement.

In August 2004, Mr. Michery loaned us $20,877 for working capital.  To evidence the loan, we issued a promissory note with an interest rate of 5.5%.  This note is currently in default.

In August 2004, we entered into an Asset Purchase Agreement with Celestial Breakaway Records pursuant to which we purchased all of their assets in exchange for 3,746 shares of our common stock.  Their assets were valued at $3,746,000.  David Michery and Kent Puckett, our officers and directors, were the sole stockholders of Celestial Records.

In August 2004, we entered into an Asset Purchase Agreement with Out of Control Records pursuant to which we purchased all of their assets in exchange for 470 shares of our common stock.  Their assets were valued at $470,000.  David Michery and Kent Puckett, our officers and directors, were the sole stockholders of Out of Control Records.

On June 1, 2004, the Company entered into a management services agreement with Wellstar International, Inc. (`Wellstar") pursuant to which Wellstar agreed to provide management services and office facilities on an ongoing basis for $10,000 per month for the 12-month period ending May 31, 2005.  This agreement was terminated in September 2004. The Company's former President and Chairman, Donald Byers, was the sole director of Wellstar.

In June 2003, the Company entered into an agreement with its then President and Chairman, Donald Byers, pursuant to which it agreed to pay him $8,000 per month as compensation  and office  rental  through  May 2004.  These management  fees  have  been  paid  through  May  2004  and  the  agreement  was terminated.

In June 2003,  GL Energy  issued  20,000,000  shares of common  stock  valued at $20,000 to two directors  for an  investment  in a mining claim in Chile.  These shares were issued to two individuals, as follows: Donald Byers - 17,500,000 and Arthur Lang - 2,500,000.  These issuances were exempt under Section 4(2) of the Securities Act of 1933, as amended.

Item 8.   Description of Securities

We are authorized to issue 100,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share. As of March 13, 2006, we had 59,882,042 shares of common stock and 23,988 shares of series A preferred stock outstanding.

The following summary of certain provisions of our common stock, preferred stock, certificate of incorporation and by-laws is not intended to be complete. It is qualified by reference to the provisions of applicable law and to our certificate of incorporation and by-laws.

Common Stock

Holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends as may be declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Pursuant to the certificate of designation relating to the series A preferred stock, we are prohibited from paying dividends on our common stock prior to payment to holders of series A preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive proportionately our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. Our outstanding shares of common stock are fully paid and non-assessable. The rights, preferences and privileges of holders of common stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of preferred stock that we may designate and issue in the future.

Preferred Stock

Our certificate of incorporation gives our board of directors the power to issue shares of preferred stock in one or more series without stockholder approval. Our board of directors has the discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, of each series of preferred stock. The purpose of authorizing our board of directors to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock. Except for the series A preferred stock, we have no present plans to issue any shares of preferred stock.

Series A Preferred Stock

23,980 shares of our preferred stock have been designated as series A preferred stock. As of March 13, 2006, we had outstanding 23,980 shares of series A preferred stock. Each share of series A preferred stock has a stated value of $1,000, which is convertible into our common stock at a fixed conversion price equal to $0.04 per share.

The number of shares of common stock issuable upon conversion is subject to adjustment for stock splits, recapitalizations or other dilutive transactions, as well as issuances of common stock at a price below the conversion price in effect, or the issuance of warrants, options, rights, or convertible securities which have an exercise price or conversion price less than the conversion price then in effect.

The 23,980 shares of series A preferred stock outstanding will convert automatically into common stock at the applicable conversion price then in effect on the day immediately preceding the effective date of a 1-for-35 reverse split of our common stock, which reverse split has been approved by our board of directors and is authorized for submission to our stockholders at the next annual or special meeting.

Upon any sale of all or substantially all our assets, or a recapitalization, reorganization, reclassification, consolidation or merger with or into another company in which we are not the surviving entity, we will obtain from the acquiring person or entity a written agreement whereby the other corporation will assume all of our obligations under the series A preferred stock.

The holders of the series A preferred stock are entitled to receive non-cumulative dividends, when and as declared, in preference to any dividends on our common stock, at a rate equal to six percent (6%) per annum based on the stated value. The holders of the series A preferred stock is entitled to vote with the holders of common stock on an as converted basis and as provided by law.

In the event of any voluntary or involuntary liquidation, dissolution or winding up, the holders of the series A preferred stock are entitled to receive in cash out of our assets, whether from capital or from earnings available for distribution to our stockholders, before any amount shall be paid to any class junior in rank to the series A preferred stock, an amount per share of series A preferred stock equal to $1,000 plus any accrued and unpaid dividends.

Proposed Amendment to our Certificate of Incorporation

Our board of directors have approved and authorized the submission to stockholders at the next annual or special meeting, an amendment to our certificate of incorporation to provide for the following:  (i) a 1-35 reverse split of our outstanding common stock; and (ii) changing our name to “American Southwest Music Distribution.”

Delaware law and certain charter and bylaw provisions

We are subject to the provisions of Section 203 of the Delaware General Corporation Law statute. Section 203 prohibits a publicly-held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years after the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to certain exceptions, an “interested stockholder” is a person who, together with affiliates and associates, owns, or within the prior three years did own, 15% or more of the corporation’s voting stock.

Our certificate of incorporation contains certain provisions permitted under Delaware General Corporation Law relating to the liability of directors.  The provisions eliminate a director’s liability for monetary damages for a breach of fiduciary duty, except in certain circumstances where such liability may not be eliminated under applicable law. Further, our certificate of incorporation contains provisions to indemnify our directors and officers to the fullest extent permitted by Delaware General Corporation Law.

Part II

Item 1.   Market Price of and Dividends on the Registrants Common Equity and Related Stockholder Matters.

Our common stock trades on the OTC Bulletin Board under the symbol “GEEX.OB.”  The following table shows the high and low bid or close prices for our common stock for each quarter since January 1, 2004 as reported by the OTC Bulletin Board.  We consider our stock to be “thinly traded” and any reported sale prices may not be a true market-based valuation of the stock.  Some of the bid quotations from the OTC Bulletin Board set forth below may reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

January 1, 2005 to December 31, 2005

High Close

Low Close

First quarter

$0.035

$0.013

Second quarter

0.020

0.002

Third quarter

0.015

0.007

Fourth quarter

0.080

0.009

January 1, 2004 to December 31, 2004

High Bid

Low Bid

First quarter

$   0.16

$    0.03

Second quarter

0.05

0.04

Third quarter

0.05

0.04

Fourth quarter

0.04

0.14

As of March 13, 2006, there were approximately 1,400 record holders of our common stock.

We have not paid any cash dividends since our inception and do not contemplate paying dividends in the foreseeable future.  It is anticipated that earnings, if any, will be retained to retire debt and for the operation of the business.

Shares eligible for future sale could depress the price of our common stock, thus lowering the value of a buyer’s investment.  Sales of substantial amounts of common stock, or the perception that such sales could occur, could adversely affect prevailing market prices for shares of our common stock.

Securities Authorized for Issuance Under Equity Compensation Plans.  The following provides information concerning compensation plans under which our equity securities are authorized for issuance as of December 31, 2005:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	--	$--	110,000(1)
Equity compensation plans not approved by security holders (2)(3)	--	--	10,000,000(2) 32,000,000(3)
Total	--	$--	42,110,000

(1) On April 23, 2003, a majority of the stockholders of the Company approved a performance equity plan for 10,000,000 shares of Common Stock ("2003 Performance Equity Plan").  The rights of the common stock were not changed.  We intend to issue the shares of common stock from time to time as determined by the board of directors to directors, employees, consultants and others.  The board  of  directors  of  the  Company  believes  the  2003  Plan  will  provide flexibility  in  structuring  compensation  arrangements  and  provide an equity incentive for  employees and others who are awarded  shares under the 2003 Plan. The shares under an award may be issued at less than market price at the discretion of the board of directors.  None of the awards as provided under the 2003 Plan are allocated to any particular person or class of persons among those eligible to receive awards.  As of December 31, 2005 we have issued a total of 9,890,000 shares of common stock to various consultants under the Plan.

(2) On February 27, 2004, the board of directors of the Company (and approved by a majority of the Company’s stockholders in March 2004) approved a performance equity plan for 10,000,000 shares of common stock.  The rights of the common stock were not changed. The purpose of the GL Energy and Exploration,  Inc. 2004 Equity  Performance  Plan is to enable the  Company  to offer to its  employees, officers,  directors  and  consultants  whose  past,  present  and/or  potential contributions  to the  Company  and  its  Subsidiaries  have  been,  or  will be important  to the  success  of the  Company.  The various types of  long-term incentive  awards that may be provided under the Plan will enable the Company to respond to changes in compensation  practices,  tax laws, accounting regulations and the size and diversity of its  business.  As of December 31, 2004, no shares have been issued under this plan.

On October 7, 2004, the board of directors of the Company approved the 2004 Stock Incentive Plan for 35,000,000 shares of Common Stock.  The rights of the common stock were not changed.  The purpose of the Plan is to encourage and enable officers, directors, and employees of GL Energy and Exploration, Inc. and its Subsidiaries and other persons to acquire a proprietary interest in the Company.  It is anticipated  that  providing  such  persons  with a  direct  stake in the Company's  welfare will assure a closer  identification  of their interests with those of the Company and its shareholders,  thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.  As of March 2006, GL Energy has issued a total of 4,500,000 shares of common stock to various consultants and employees.

Item 2.   Legal Proceedings

In May 2005, Vestcom, Ltd. filed suit against us, our officers, and several other unrelated companies including AMC American Music Corporation.  The lawsuit arose from a loan made by Vestcom on or about July 3, 2003 in the amount of $500,000 to AMC American Music Corporation.  Vestcom alleges that AMC American Music Corporation fraudulently transferred its assets (“Subject Assets”) to Celestial Breakaway Records, which is owned and controlled by our President, David Michery, and/or us.  We contend that none of its assets belonged previously to AMC American Music Corporation.

Vestcom, Ltd. is seeking not less than $1.2 million from all the defendants including us, to be awarded ownership of all Subject Assets, punitive damages, and other remuneration.  We and our counsel strongly feel that Vestcom’s claims against us have no merit, the likelihood of an unfavorable outcome is very low, and is prepared to vigorously defend the matter.  However, we are in the process of negotiating a possible settlement with Vestcom, Ltd. and will consider the merits of an out-of-court settlement.

Item 3.  Changes in and Disagreements with Accountants

Not applicable.

Item 4. Recent Sales of Unregistered Securities

Pursuant to the Exchange Agreement, in March 2006 we issued 22,500,000 shares of our common stock and 23,980 shares of our series A preferred stock to David Michery and Kent Pucket, the sole stockholders of American, in exchange for all of the American stock held by them.  This issuance was exempt under Section 4(2) of the Securities Act of 1933, as amended.

During the year ending December 31, 2004, GL Energy issued 2,900,000  shares of common stock for as compensatory stock grants.  The Company’s board valued the common stock at $0.079 for a total value of $229,001.  These issuances were exempt under Section 4(2) of the Securities Act of 1933, as amended.

On September 23, 2004, we issued 0% promissory notes to a single accredited investor in the amount of $175,000.  These notes are, at the option of the holder, convertible into shares of our common stock at market value.  The maturity date of the notes was March 23, 2005.  Upon default, the notes bear interest at 10%.  The notes are currently in default.

In August 2004, we issued 3,746 shares of our common stock to David Michery and Kent Puckett as consideration for our purchase of all of the assets of Celestial Breakaway Records, a company owned solely by Messrs. Michery and Puckett.  Our board of directors valued these assets at $3,746,000.  This issuance was exempt under Section 4(2) of the Securities Act of 1933, as amended.

In August 2004, we issued 470 shares of our common stock to David Michery as consideration for our purchase of all of the assets of Out of Control Records, a company owned by Messrs. Michery and Puckett.

Our board of directors valued these assets at $470,000 This issuance was exempt under Section 4(2) of the Securities Act of 1933, as amended.

In August 2004, we issued 76 shares of our common stock to Mr. Michery in exchange for certain furniture, fixtures and equipment contributed to us by Mr. Michery. This issuance was exempt under Section 4(2) of the Securities Act of 1933, as amended.

In August 2004, we issued 2 shares of our common stock to Mr. Michery for a cash purchase price of $2,000.  This issuance was exempt under Section 4(2) of the Securities Act of 1933, as amended.

From February through September 30, 2004, GL Energy issued 538,401 shares of common stock to 25 non-U.S. investors in a private placement for an aggregate purchase price of $110,428..  These issuances were exempt under Regulation S of the Securities Act of 1933, as amended.  During the quarter ended June 30, 2004, GL Energy sold 538,401 shares from the trust for net proceeds of $110,428.  GL Energy also issued a total of 1,370,000 shares of stock through December 31, 2004 as compensatory stock grants to 2 consultants. The Company’s board valued the common stock at $.098 for a total value of $134,300.  This issuance was exempt under Section 4(2) of the Securities Act of 1933, as amended.

During the year ending December 31, 2003, GL Energy issued 8,490,000 shares of common stock for services valued at $1,896,600 and issued  20,000,000 shares for an  investment  in a joint  venture  valued at  $20,000.  These issuances were exempt under Section 4(2) of the Securities Act of 1933, as amended.

In June 2003,  GL Energy  issued  20,000,000  shares of common  stock  valued at $20,000 to two directors  for an  investment  in a mining claim in Chile.  These shares were issued to two individuals, as follows: Donald Byers - 17,500,000 and Arthur Lang - 2,500,000.  These issuances were exempt under Section 4(2) of the Securities Act of 1933, as amended.

Item 5. Indemnification of Directors and Officers

Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses including attorneys' fees, judgments, fines and amounts paid in settlement in connection with various actions, suits or proceedings, whether civil, criminal, administrative or investigative other than an action by or in the right of the corporation, a derivative action, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses including attorneys' fees incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation's certificate of incorporation, bylaws, agreement, a vote of stockholders or disinterested directors or otherwise.

Our Certificate of Incorporation provides that we will indemnify and hold harmless, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as amended from time to time, each person that such section grants us the power to indemnify.

The Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for any breach of the director's duty of loyalty to the corporation or its stockholders; acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; payments of unlawful dividends or unlawful stock repurchases or redemptions, or any transaction from which the director derived an improper personal benefit.

Our certificate of incorporation provides that, to the fullest extent permitted by applicable law, none of our directors will be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this provision will be prospective only and will not adversely affect any limitation, right or protection of a director existing at the time of such repeal or modification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

PART F/S

Reference is made to the filings by GL Energy on Forms 10KSB and 10QSB for GL Energy’s Financial Statements.

The financial statements of American begin on page F-1

The pro forma financial information is filed as Exhibit 99.1 to this Form 8-K.

PART III

The exhibits are listed and described in Item 9.01 to this Form 8-K.

Item 2.02   Results of Operations and Financial Condition.

Not applicable.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Not applicable.

Item 2.04   Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

Not applicable.

Item 2.05   Costs Associated with Exit or Disposal Activities.

Not applicable.

Item 2.06   Material Impairments.

Not applicable.

Section 3 – Securities and Trading Markets

Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard:  Transfer of Listing.

Not applicable.

Item 3.02   Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 3.03   Material Modification to Rights of Security Holders.

Not applicable

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant’s Certifying Accountant.

Not applicable.

Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Not applicable.

Section 5 – Corporate Governance and Management

Item 5.01   Changes in Control of Registrant.

The Exchange Agreement with American resulted in a change of control.  For information concerning our current officers and directors, see “Item 5. Directors and Executive Officers, Promoters and Control Persons” under “Item 2.01 Completion of Acquisition or Disposition of Assets.”  For information on stock holdings by our officers, directors and principal stockholders, see “Item 4. Security Ownership of Certain Beneficial Owners and Management” under “Item 2.01. Completion of Acquisition or Disposition of Assets.”

The current directors and officers were elected in connection with original entry into the Merger Agreement., which agreement was terminated in connection with the entry into the Exchange Agreement.  See Item 1.01 and Item 1.02.

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Not applicable.

Item 5.03   Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On March 10, 2006, we filed a certificate of designation setting forth the rights, preferences, privileges and limitations of the holders of our series A preferred stock.  See the caption “Series A Preferred Stock” in “Item 8.  Description of Securities” under “Item 2.01 Completion of Acquisition or Disposition of Assets” for information concerning the rights of the holders of the series A preferred stock.

On March 10, 2006, our board of directors has approved, subject to stockholder approval, an amendment to our certificate of incorporation to provide for: (i) a 1-for-35 reverse split of our outstanding common stock; and (ii) changing our name to “American Southwest Music Distribution.”

Item 5.04   Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Not applicable.

Item 5.05   Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not applicable.

Item 5.06   Change in Shell Company Status.

As a result of the transaction described under Item 1.01 above, we are no longer a shell company.  See Item 1.01 for information relating to the agreements pursuant to which  the Exchange Agreement was consummated and Item 2.01 for a description of our business following completion of the transaction described under Item 1.01.

Section 6 – [Reserved]

Not applicable.

Section 7 – Regulation FD

Item 7.01   Regulation FD Disclosure.

Not applicable.

Section 8 – Other Events

Item 8.01   Other Events.

Not applicable.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(a)

Financial Statements of Businesses Acquired.

Financial Statements of American.  See Page F-1

(b)

Pro Forma Financial Information.

See Exhibit 99.1.

(c)

See (a) and (b) of this Item 9.01

(d)

Exhibits.

2.1

  Securities Purchase Agreement and Plan of Reorganization

4.1

  Certificate of Designation of the Series A Preferred Stock

10.1  Domestic Distribution Agreement

10.2  Upstream Agreement

10.3  Foreign License Agreement

99.1

  Pro Forma Financial Information

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

INDEX TO FINANCIAL STATEMENTS

Reviewed Financial Statements:
Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet as of October 31, 2005	F-3
Statement of Operations for the six months ended October 31, 2005 and from Inception through October 31, 2005	F-5
Statement of Changes in Stockholders’ Equity during the development stage
(from inception (July 1, 2004) through October 31, 2005	F-6
Statement of Cash Flows for the six months ended
October 31, 2005 and from inception (July 1, 2004) through October 31, 2005	F-7
Summary of Significant Accounting Policies	F-8
Notes to Reviewed Financial Statements	F-10

Audited Financial Statements:
Report of Independent Registered Public Accounting Firm	F-16
Balance Sheet as of August 30, 2005	F-17
Statements of Operations for the period from inception (July 1, 2004) to April 30, 2005	F-19
Statements of Changes in Stockholders’ Equity for the period from inception (July 1, 2004)
to April 30, 2005	F-20
Statements of Cash Flows for the period from inception (July 1, 2004) to April 30, 2005	F-21
Summary of Significant Accounting Policies	F-22
Notes to Financial Statements	F-24

Registered accountants’ review report

To the Stockholders

American Southwest Music Distribution, Inc.

Santa Fe Springs, California

We have reviewed the accompanying balance American Southwest Music Distribution, Inc. (a development stage company) as of October 31, 2005, and the related statements of operations, changes in stockholders’ equity, and cash flows for the six months then ended, in accordance with the standards of the Public Company Accounting Oversight Board (United States of America).  All information included in these financial statements is the representation of the management of American Southwest Music Distribution, Inc.

A review consists of inquiries of Company personnel and analytical procedures applied to financial data.  It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole.  Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 9 to the financial statements, the Company has suffered recurring losses from operations, and is dependent upon the sale of equity securities and debt financing from related parties to provide sufficient working capital to maintain continuity.  These circumstances create substantial doubt about the Company’s ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

KBL, LLP

KBL, LLP

Certified Public Accountants

February 7, 2006

67 Wall Street, 22nd Floor, New York, NY 10005

      212.785-9700

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET

OCTOBER 31, 2005

Assets

Current assets

Cash

$

4,180

Officer’s loan receivable

5,269

Prepaid expenses

4,368

Total current assets

13,817

Fixed assets

Furniture and fixtures

42,488

Equipment

40,500

Leasehold improvements

7,000

89,988

Less: accumulated depreciation

18,546

Net fixed assets

71,442

Other assets

Music catalog (net of accumulated amortization of $0)

4,216,000

   Deferred transaction costs

183,900

Loan origination fees (net of accumulated amortization of $2,500)

12,500

Total other assets

4,412,400

Total assets

$

4,497,659

See accountants' review report, the notes to the financial statements, and the summary of significant accounting policies.

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET

OCTOBER 31, 2005

Liabilities and Stockholders’ Equity

Current liabilities

Accounts and accrued expenses payable

$

66,028

Notes payable

438,600

Total current liabilities

504,628

Total liabilities

504,628

Stockholders’ equity

Common stock (9,000 shares $.001 par value authorized,

4,294 shares issued and outstanding respectively)

4

Preferred stock (1,000 shares $0 par value authorized, 0 shares issued and outstanding respectively)

-

Additional paid-in capital

4,294,733

Accumulated deficit

 (301,706)

Total stockholders’ equity

3,993,031

Total liabilities and stockholders’ equity

$       4,497,659

See accountants' review report, the notes to the financial statements, and the summary of significant accounting policies.

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED OCTOBER 31, 2005

AND

FROM INCEPTION (JULY 1, 2004) THROUGH OCTOBER 31, 2005

Six months

    Inception

ended

      through

October 31, 2005

October 31, 2005

Revenue

$

-

$

-

Operating expenses

Officer’s compensation

61,845

68,945

Salaries

-

5,781

Payroll tax expense

-

691

Professional fees

83,500

123,021

Rent

-

30,352

Depreciation and amortization

10,478

21,046

Telephone

2,507

6,827

Office expense

1,474

5,035

Repairs and maintenance

-

2,160

Travel

1,463

1,463

Insurance

-

803

Meals and entertainment

447

Total operating expenses

161,714

266,571

Loss from operations

(161,714)

(266,571)

Other expense

Interest expense

22,746

35,135

Total other expense

22,746

35,135

Net loss

$

 (184,460)

$    (301,706)

Loss per weighted average shares of

  common stock outstanding

$      (42.96)

$    (70.26)

Weighted average number of shares of

  common stock outstanding

4,294

4,294

See accountants' review report, the notes to the financial statements, and the summary of significant accounting policies.

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

FROM INCEPTION (JULY 1, 2004) THROUGH OCTOBER 31, 2005

Additional

Total

Common

paid-in

Accumulated

stockholders’

Stock

capital

deficit

equity

Balance, July 1, 2004

$

-

$

-

$

-

$

-

Common shares issued

  for cash

2,000

2,000

Common shares issued

  for furniture and fixtures,

     and equipment

76,737

76,737

Common shares issued

  for music catalog

4

4,215,996

4,216,000

Net loss

(117,246)

(117,246)

Balance, April 30,

2005

4

4,294,733

(117,246)

4,177,491

Net loss for six months

  ended October 31, 2005

(184,460)

(184,460)

Balance, October 31,

   2005

$

4

$

4,294,733$

(301,706)

$

3,993,031

See accountants' review report, the notes to the financial statements, and the summary of significant accounting policies.

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED OCTOBER 31, 2005 AND

FROM INCEPTION (JULY 1, 2004) THROUGH OCTOBER 31, 2005

Six months

    Inception

ended

      through

October 31, 2005

October 31, 2005

Cash flows from operating activities

Net loss

$

(184,460)

$

(301,706)

Adjustments to reconcile net loss to net cash

  used by operating activities

Depreciation and amortization

 10,478

21,046

Changes in operating assets and liabilities

Decrease (increase) in prepaid expenses

6,378

(4,368)

Increase in accounts and accrued expenses payable

21,400

66,028

Net cash used by operating activities

(146,204)

(219,000)

Cash flows from investing activities

Purchases of furniture and fixtures, and equipment

 (4,080)

(6,251)

Leasehold improvements

 (7,000)

(7,000)

Deferred transaction costs

-

(183,900)

Net cash used by investing activities

(11,080)

(197,151)

Cash flows from financing activities

Loans to officer

(15,142)

Common shares issued for cash

2,000

Net decrease in loans to shareholder

9,873

9,873

Loan origination fees

(15,000)

(15,000)

Proceeds from notes payable

166,591

438,600

Net cash provided by investing activities

161,464

420,331

Increase in cash and cash equivalents

4,180

4,180

Cash and cash equivalents, beginning of period

-

Cash and cash equivalents, end of period

$

4,180

$

4,180

Supplementary disclosures of cash flow information

  Cash paid during the year for:

Income taxes

$

-

$

-

Interest expense

-

1,875

See accountants' review report, the notes to the financial statements, and the summary of significant accounting policies.

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(A DEVELOPMENT STAGE COMPANY)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

American Southwest Music Distribution, Inc. (“the Company”) was incorporated in the State of Texas in May of 2004.  The Company remained inactive until it commenced activity in July of 2004.  The Company currently maintains offices in California.

The Company was created to generate revenue through music licensing, recording, and distribution.  The Company acquired the rights to several music master catalogs for the purpose of generating revenues from the sale of records derived from these catalogs.

Activity to date has been limited to raising capital and activities relative to setting up the Company’s offices.

Cash and cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.  Cash equivalents are carried at cost, which approximates market value.

Accounting basis

The Company uses the accrual basis of accounting for financial statement and income tax reporting.  Accordingly revenues are recognized when services are rendered and expenses realized when the obligation is incurred.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period.  Actual results may differ from these estimates.

Music catalog

The cost basis in the music catalog is recorded at cost.  Amortization is computed using the straight-line method over periods ranging from 1 to 5 years.  Amortization will be recorded once revenues commence.

Loan origination fees

Loan origination fees are recorded at cost.  Amortization will be computed using the straight-line method over a period of 1 year.  For the six months ended October 31, 2005, two months of amortization has been recorded.

See accountants’ review report and the accompanying notes to the financial statements.

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(A DEVELOPMENT STAGE COMPANY)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Fixed assets

Fixed assets are stated at cost.  Depreciation is computed using the straight-line method over the following estimated useful lives:

Estimated

Description

useful life

Furniture and fixtures

5 years

Equipment

5 years

Leasehold improvements

Life of lease

Impairment of long-lived assets

Long-lived assets are reviewed for impairment when circumstances indicate the carrying value of an asset may not be recoverable.  For assets that are to be held and used, impairment is recognized when the estimated undiscounted cash flows associated with the asset or group of assets is less than their carrying value.  If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded as the difference between the carrying value and fair value.  Fair values are determined based on quoted market values, discounted cash flows or internal and external appraisals, as applicable.  Assets to be disposed of are carried at the lower of carrying value or estimated net realizable value.

As the Company is currently in development stage, no amount was recorded as a write-off to impairment.

Income taxes

The Company accounts for income taxes using the asset and liability method as required by Statement of Financial Accounting Standards No. 109, under which deferred tax assets and liabilities are determined based upon the differences between financial statement carrying amounts and the tax bases of existing assets and liabilities.  Deferred taxes also are recognized for operating losses that are available to offset future taxable income.

Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.  Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

Loss per share

The Company complies with the requirements of the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128, “Earning per share” (“SFAS No. 128”). SFAS No. 128 specifies the compilation, presentation and disclosure requirements for earning per share for entities with publicly held common stock or potentially common stock.  Net loss per common share is determined by dividing the net loss by the weighted average number of common shares outstanding.

See accountants’ review report and the accompanying notes to the financial statements.

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 – AGREEMENT AND PLAN OF MERGER BETWEEN AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC. AND G. L. ENERGY AND EXPLORATION, INC.

In September 2004, the Company and G. L. Energy and Exploration, Inc. (“GL Energy”) entered into a Reorganization Agreement wherein GL Energy will acquire the Company and merge the Company into GL Energy.  Concurrent with the execution of the agreement, Donald Byers, in his capacity as the majority shareholder of GL Energy, entered into an agreement to vote his shares to approve and cooperate with the Reorganization Agreement between the Company and GL Energy.  In consideration, the Company agreed to pay Mr. Byers $200,000, $150,000 of which was paid on the closing date of the Reorganization Agreement, and the amount of $50,000, which was due 60 days after the closing date of the Reorganization Agreement.  In addition, the Company agreed to pay GL Energy’s current liabilities in the aggregate amount of $126,925.

As of the date of this report, the reorganization transaction between GL Energy and the Company has not been completed.  Accordingly, while $150,000 was paid to Mr. Byers, $50,000 is still outstanding to him, and GL Energy’s current liabilities in the aggregate amount of $126,925 have not been paid by the Company.

NOTE 2 – OFFICER’S LOANS RECEIVABLE

Officer’s loans receivable represents advances made to the Company’s President, David Michery.  The amounts are non-interest bearing and due on demand.

NOTE 3 - DEFERRED TRANSACTION COSTS

As of October 31, 2005, the Company incurred $183,900 of deferred transaction costs in connection with the pending transaction with GL Energy (see Note 1).  These costs include a $150,000 payment to Donald Byers (see Note 1) and $33,900 of professional fees incurred by both the Company and GL Energy in contemplation of the planned transaction.

See accountants’ review report and the accompanying summary of significant accounting policies.

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 4 – NOTES PAYABLE

Notes payable are as follows:

$150,000 note dated August 26, 2005.  The note is due and payable on

August 31, 2006.  The note calls for a monthly payment of $1,875, which represents interest only calculated on an annual interest rate of 15%.  All assets of the Company including intangibles, patents, and purchase contracts shall be security for repayment.

$    150,000

$150,000 note dated September 23, 2004.  The note accrues interest at a rate of 6.5% per annum.  The entire outstanding unpaid principal balance plus accrued interest is due and payable on November 21, 2004 in either cash or common stock of the Company equal to the fair market value of the unpaid obligation.  In the event of default, the entire unpaid principal balance and all accrued interest shall become immediately due and payable, and interest will accrue at a rate of 10% starting from the date of the note.  The principal balance plus accrued interest that was due on November 21, 2004 had not been paid and the note was in default.

      150,000

$38,000 note dated April 25, 2005.  The note is due and payable on

March 1, 2006 and under the note provision does not accrue interest.  In the event of default, interest will accrue at a rate 10% per annum.  The entire outstanding unpaid principal balance plus accrued interest is due and payable in either cash or common stock of the Company equal to the fair market value of the unpaid obligation.

  38,000

$49,009 note dated April 25, 2005.  The note is due and payable on

February 28, 2006.  The note accrues interest at a rate of 10% per annum,

in the event of default, on the entire unpaid principal balance.  The note includes an amount equal to $10,916 which represents prepaid interest expense.  $6,378 of this prepaid interest expense amount has been charged to interest expense for the period.

  49,009

See accountants’ review report and the accompanying summary of significant accounting policies.

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 4 – NOTES PAYABLE (CONTINUED)

$25,000 note dated September 23, 2004.  The note accrues interest at a rate of 6.5% per annum.  The entire outstanding unpaid principal balance plus accrued interest is due and payable on November 21, 2004 in either cash or common stock of the Company equal to the fair market value of the unpaid obligation.  In the event of default, the entire unpaid principal balance and all accrued interest shall become immediately due and payable, and interest will accrue at a rate of 10% starting from the date of the note.  The principal balance plus accrued interest that was due on November 21, 2004 had not been paid and the note was in default.

$

  25,000

$16,591 note dated May 26, 2005.  The note is due and payable on

February 28, 2006.  The note accrues interest at a rate of 10% per annum.

  16,591

$10,000 note dated August 31, 2004.  The note accrues interest at a rate of 6.5% per annum.  The entire outstanding unpaid principal balance plus accrued interest is due and payable on August 31, 2005.  There shall be no pre-payment of any kind without the written consent of both parties.  In the event of default, the entire unpaid principal balance and all accrued interest shall become immediately due and payable, and interest will accrue at a rate of 25% starting from the date of the note.  The principal balance plus accrued interest that was due on August 31, 2005 had not been paid and the note was in default.

  10,000

$    438,600

The Company incurred $22,746 of interest expense in connection with the above notes.

NOTE 5 – OPERATING FACILITIES

The Company maintained its offices under a sublease operating agreement. The sublease agreement required monthly payments of $3,900, and expired August 31, 2006. The lease was terminated in June 2005 and the lease was settled with a final payment of $12,592.

See accountants’ review report and the accompanying summary of significant accounting policies.

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 5 – OPERATING FACILITIES (CONTINUED)

The Company entered into a new lease for its office space which commenced November 2005 and will expire on October 31, 2007.  The lease agreement requires monthly payments of $1,685.  Future minimum lease payments are as follows:

October 31, 2006

$

20,220

   2007

20,220

The Company incurred $0 of rent expense for the period.  For the period between the lease termination and the commencement of the new lease, the Company did not occupy office space.

NOTE 6 - INCOME TAXES

The Company incurred no federal income tax expense for the period ended October 31, 2005.  The Company has a net operating loss carryover of approximately $301,706 to offset future net income. Due to uncertainty surrounding the realization of the favorable tax attributes in future tax returns, the Company has placed a full valuation allowance against its net deferred tax asset.  At such time as it is determined that it is more likely than not that the deferred tax asset is realizable, the valuation allowance will be reduced. Furthermore, the net operating loss carry forward may be subject to further limitation pursuant to Section 382 of the Internal Revenue Code.

NOTE 8 – COMMITMENTS AND OTHER MATTERS

Costs associated with the agreement and plan of merger between American Southwest Music Distribution, Inc. and G. L. Energy and Exploration, Inc

In September 2004, the Company and GL Energy entered into a Reorganization Agreement wherein GL Energy will acquire the Company and merge the Company into GL Energy.  Concurrent with the execution of the agreement, Donald Byers, in his capacity as the majority shareholder of GL Energy, entered into an agreement to vote his shares to approve and cooperate with the Reorganization Agreement between the Company and GL Energy.  In consideration, the Company agreed to pay Mr. Byers $200,000, $150,000 of which was paid on the closing date of the Reorganization Agreement, and $50,000 which was due 60 days after the closing date of the

Reorganization Agreement.  In addition, the Company agreed to pay GL Energy’s current liabilities in the aggregate amount of $126,925.

See accountants’ review report and the accompanying summary of significant accounting policies.

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 8 – COMMITMENTS AND OTHER MATTERS (CONTINUED)

Costs associated with the agreement and plan of merger between American Southwest Music Distribution, Inc. and G. L. Energy and Exploration, Inc (continued)

As of the date of this report, the reorganization transaction between GL Energy and the Company has not been completed.  Upon completion, the Company will be liable to Mr. Byers for the remaining $50,000 in addition to up to $126,925 of GL Energy’s liabilities.

Alexander & Wade, Inc.

The Company has entered into an agreement with Alexander & Wade, Inc. whereby they will provide advice and assistance in reviewing the Company’s customer business portfolios and business contacts for possible sale of products, provide business management and infrastructure consulting services, and identify funding methods to help the Company meet short-term and long-term funding needs.  The contract commenced August 1, 2005 and expires on November 30, 2005, and requires monthly payments of $15,000.

Litigation

In May 2005, Vestcom, Ltd. filed suit against the Company, its officers, and several other unrelated companies including AMC American Music Corporation.  The lawsuit arose from a loan made by Vestcom on or about July 3, 2003 in the amount of $500,000 to AMC American Music Corporation.  Vestcom alleges that AMC American Music Corporation fraudulently transferred its assets (“Subject Assets”) to Celestial Breakaway Records, which is owned and controlled by the Company’s President, David Michery, and/or the Company.  The Company contends that none of its assets belonged previously to AMC American Music Corporation.

Vestcom, Ltd. is seeking not less than $1.2 million from all the defendants including the Company, to be awarded ownership of all Subject Assets, punitive damages, and other remuneration.  The Company and its counsel strongly feel that Vestcom’s claims against the Company have no merit, the likelihood of an unfavorable outcome is very low, and is prepared to vigorously defend the matter.  However, the Company is in the process of negotiating a possible settlement with Vestcom, Ltd. and will consider the merits of an out-of-court settlement.

See accountants’ review report and the accompanying summary of significant accounting policies.

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 9 - GOING CONCERN

These financial statements are presented on the basis that the Company is a going concern.  Going concern contemplates the realization of assets and the satisfaction of liabilities in the  normal course of business over a reasonable period of time.

The Company has incurred cumulative losses since inception of $301,706.

The Company’s existence in the current and prior period has been dependent upon operational revenues, advances from related parties and other individuals, and obtaining additional capital and financing.

The Company’s management believes that its ongoing efforts to increase revenue and raise additional capital through the sale of equity securities and debt instruments will provide additional cash flows.  However, there is no assurance that the Company will be able to obtain additional funding.

The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

See accountants’ review report and the accompanying summary of significant accounting policies.

Registered Independent Auditors' Report

To the Stockholders

American Southwest Music Distribution, Inc.

Santa Fe Springs, California

We have audited the accompanying balance sheet of American Southwest Music Distribution, Inc. (a development stage company) as of April 30, 2005, and the related statements of operations, changes in stockholders’ equity, and cash flows, for the period from inception (July 1, 2004) to April 30, 2005.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Southwest Music Distribution, Inc as of April 30, 2005, and the results of its operations and its cash flows for the period from inception (July 1, 2004) to April 30, 2005 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 9 to the financial statements, the Company has suffered losses from operations, and is dependent upon the sale of equity securities and debt financing from related parties to provide sufficient working capital to maintain continuity.  These circumstances create substantial doubt about the Company’s ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

KBL, LLP

KBL, LLP

Certified Public Accountants

February 7, 2006

67 Wall Street, 22nd Floor, New York, NY 10005

      212.785-9700

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET

APRIL 30, 2005

Assets

Current assets

Cash

$

       -

Officer’s loan receivable

 15,142

Prepaid expenses

 10,746

Total current assets

 25,888

Fixed assets

Furniture and fixtures

 40,671

Equipment

 38,237

78,908

Less: accumulated depreciation

 10,568

Net fixed assets

 68,340

Other assets

Music catalog (net of accumulated amortization of $0)

   4,216,000

   Deferred transaction costs

      183,900

Total other assets

   4,399,900

Total assets

$

   4,494,128

See independent auditors’ report, the summary of significant accounting policies, and the accompanying notes to the financial statements.

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET

APRIL 30, 2005

Liabilities and Stockholders’ Equity

Current liabilities

Accounts and accrued expenses payable

$

    44,628

Notes payable

  272,009

Total current liabilities

  316,637

Total liabilities

  316,637

Stockholders’ equity

Common stock (9,000 shares $.001 par value authorized,

4,294 shares issued and outstanding respectively)

       4

Preferred stock (1,000 shares $0 par value authorized, 0 shares issued and outstanding respectively)

    -

Additional paid-in capital

  4,294,733

Accumulated deficit

   (117,246)

Total stockholders’ equity

  4,177,491

Total liabilities and stockholders’ equity

$    4,494,128

See independent auditors’ report, the summary of significant accounting policies, and the accompanying notes to the financial statements.

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM INCEPTION

(JULY 1, 2004)

TO

APRIL 30, 2005

Revenue

$

   -

Operating expenses

Officer’s compensation

7,100

Salaries

5,781

Payroll tax expense

Professional fees

 39,521

Rent

 30,352

Depreciation and amortization

 10,568

Telephone

   4,320

Office expense

3,561

Repairs and maintenance

2,160

Insurance

Total operating expenses

 104,857

Loss from operations

   (104,857)

Other expense

Interest expense

 12,389

Total other expense

12,389

Net loss

$ (117,246)

Loss per weighted average shares of common stock outstanding      $

 (34.15)

Weighted average number of shares of common stock outstanding

  3,433

See independent auditors’ report, the summary of significant accounting policies, and the accompanying notes to the financial statements.

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE PERIOD FROM INCEPTION

(JULY 1, 2004)

TO

APRIL 30, 2005

Additional

Total

Common

paid-in

Accumulated

stockholders’

Stock

capital

deficit

equity

Balance, July 1, 2004

$

-

$

-

$

-

$

-

Common shares issued

  for cash

2,000

2,000

Common shares issued

  for furniture and fixtures,

     and equipment

76,737

76,737

Common shares issued

  for music catalog

4

4,215,996

4,216,000

Net loss

(117,246)

(117,246)

Balance, April 30,

2005

$

4

$

4,294,733

$(117,246)

$

4,177,491

See independent auditors’ report, the summary of significant accounting policies, and the accompanying notes to the financial statements.

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM INCEPTION

(JULY 1, 2004) TO APRIL 30, 2005

Cash flows from operating activities

Net loss

$

 (117,246)

Adjustments to reconcile net loss to net cash used by operating activities

Depreciation and amortization

 10,568

Changes in operating assets and liabilities

Increase in prepaid expenses

(10,746)

Increase in accounts and accrued expenses payable

 44,628

Net cash used by operating activities

(72,796)

Cash flows from investing activities

Purchases of furniture and fixtures, and equipment

  (2,171)

Deferred transaction costs

     (183,900)

Net cash used by investing activities

   (186,071)

Cash flows from financing activities

Loans to officer

       (15,142)

Common shares issued for cash

2,000

Proceeds from notes payable

      272,009

Net cash provided by investing activities

     258,867

Increase in cash and cash equivalents

       -

Cash and cash equivalents, beginning of period

 -

Cash and cash equivalents, end of period

$

          -

Supplementary disclosures of cash flow information

  Cash paid during the year for:

Income taxes

$

 -

Interest expense

 -

  Non-cash operating, investing and financing activities:

Common shares issued for music catalog

    4,216,000

Common shares issued for furniture and fixtures, and equipment

  76,737

See independent auditors’ report, the summary of significant accounting policies, and the accompanying notes to the financial statements.

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(A DEVELOPMENT STAGE COMPANY)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

American Southwest Music Distribution, Inc. (“the Company”) was incorporated in the State of Texas in May of 2004.  The Company remained inactive until it commenced activity in July of 2004.  The Company currently maintains offices in California.

The Company was created to generate revenue through music licensing, recording, and distribution.  The Company acquired the rights to several music master catalogs for the purpose of generating revenues from the sale of records derived from these catalogs.

Activity to date has been limited to raising capital and activities relative to setting up the Company’s offices.

Cash and cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.  Cash equivalents are carried at cost, which approximates market value.

Accounting basis

The Company uses the accrual basis of accounting for financial statement and income tax reporting.  Accordingly revenues are recognized when services are rendered and expenses realized when the obligation is incurred.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period.  Actual results may differ from these estimates.

Music catalog

The cost basis in the music catalog is recorded at cost.  Amortization will be computed using the straight-line method over periods ranging from 1 to 5 years.  Amortization will be recorded once revenues commence.

See independent auditors’ report and the accompanying notes to the financial statements.

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(A DEVELOPMENT STAGE COMPANY)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Fixed assets

Fixed assets are stated at cost.  Depreciation is computed using the straight-line method over the following estimated useful lives:

Estimated

Description

useful life

Furniture and fixtures

5 years

Equipment

5 years

Impairment of long-lived assets

Long-lived assets are reviewed for impairment when circumstances indicate the carrying value of an asset may not be recoverable.  For assets that are to be held and used, impairment is recognized when the estimated undiscounted cash flows associated with the asset or group of assets is less than their carrying value.  If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded as the difference between the carrying value and fair value.  Fair values are determined based on quoted market values, discounted cash flows or internal and external appraisals, as applicable.  Assets to be disposed of are carried at the lower of carrying value or estimated net realizable value.

As the Company is currently in development stage, no amount was recorded as a write-off to impairment.

Income taxes

The Company accounts for income taxes using the asset and liability method as required by Statement of Financial Accounting Standards No. 109, under which deferred tax assets and liabilities are determined based upon the differences between financial statement carrying amounts and the tax bases of existing assets and liabilities.  Deferred taxes also are recognized for operating losses that are available to offset future taxable income.

Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.  Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

Loss per share

The Company complies with the requirements of the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128, “Earning per share” (“SFAS No. 128”). SFAS No. 128 specifies the compilation, presentation and disclosure requirements for earning per share for entities with publicly held common stock or potentially common stock.  Net loss per common share is determined by dividing the net loss by the weighted average number of common shares outstanding.

See independent auditors’ report and the accompanying notes to the financial statements.

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 – AGREEMENT AND PLAN OF MERGER BETWEEN AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC. AND G. L. ENERGY AND EXPLORATION, INC.

In September 2004, the Company and G. L. Energy and Exploration, Inc. (“GL Energy”) entered into a Reorganization Agreement wherein GL Energy will acquire the Company and merge the Company into GL Energy.  Concurrent with the execution of the agreement, Donald Byers, in his capacity as the majority shareholder of GL Energy, entered into an agreement to vote his shares to approve and cooperate with the Reorganization Agreement between the Company and GL Energy.  In consideration, the Company agreed to pay Mr. Byers $200,000, $150,000 of which was paid on the closing date of the Reorganization Agreement, and the amount of $50,000, which was due 60 days after the closing date of the Reorganization Agreement.  In addition, the Company agreed to pay GL Energy’s current liabilities in the aggregate amount of $126,925.

As of the date of this report, the reorganization transaction between GL Energy and the Company has not been completed.  Accordingly, while $50,000 was paid to Mr. Byers, $150,000 is still outstanding to him, and GL Energy’s current liabilities in the aggregate amount of $126,925 have not been paid by the Company.

NOTE 2 – OFFICER’S LOANS RECEIVABLE

Officer’s loans receivable represents advances made to the Company’s President, David Michery.  The amounts are non-interest bearing and due on demand.

NOTE 3 - DEFERRED TRANSACTION COSTS

As of April 30, 2005, the Company incurred $183,900 of deferred transaction costs in connection with the pending transaction with GL Energy (see Note 1).  These costs include a $150,000 payment to Donald Byers (see Note 1) and $33,900 of professional fees incurred by both the Company and GL Energy in contemplation of the planned transaction.

See independent auditors’ report and the summary of significant accounting policies.

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 4 – NOTES PAYABLE

Notes payable are as follows:

$150,000 note dated September 23, 2004.  The note accrues interest at a rate of 6.5% per annum.  The entire outstanding unpaid principal balance plus accrued interest is due and payable on November 21, 2004 in either cash or common stock of the Company equal to the fair market value of the unpaid obligation.  In the event of default, the entire unpaid principal balance and all accrued interest shall become immediately due and payable, while interest will accrue at a rate of 10% starting from the date of the note.  The principal balance plus accrued interest that was due on November 21, 2004 had not been paid and the note was in default.

$    150,000

$38,000 note dated April 25, 2005.  The note is due and payable on

March 1, 2006, and under the note provision does not accrue interest.  In the event of default, interest will accrue at a rate 10% per annum.  The entire outstanding unpaid principal balance plus accrued interest is due and payable in either cash or common stock of the Company equal to the fair market value of the unpaid obligation.

  38,000

$49,009 note dated April 25, 2005.  The note is due and payable on February 28, 2006.

The note accrues interest at a rate of 10% per annum, in the event of default, on the entire unpaid principal balance.  The note includes an amount equal to $10,916 which represents prepaid interest expense.  $170 of this prepaid interest expense amount has been charged to interest expense for the period.

  49,009

$25,000 note dated September 23, 2004.  The note accrues interest at a rate of 6.5% per annum.  The entire outstanding unpaid principal balance plus accrued interest is due and payable on November 21, 2004 in either cash or common stock of the Company equal to the fair market value of the unpaid obligation.  In the event of default, the entire unpaid principal balance and all accrued interest shall become immediately due and payable, while interest will accrue at a rate of 10% starting from the date of the note.  The principal balance plus accrued interest that was due on November 21, 2004 had not been paid and the note was in default.

  25,000

$10,000 note dated August 31, 2004.  The note accrues interest at a rate of 6.5% per annum.  The entire outstanding unpaid principal balance plus accrued interest is due and payable on August 31, 2005.  There shall be no pre-payment of any kind without the written consent of both parties.  In the event of default the entire unpaid principal balance and all accrued interest shall become immediately due and payable, while interest will accrue at a rate of 25% starting from the date of the note.  The principal balance plus accrued interest that was due on August 31, 2005 had not been paid and the note was in default.

 10,000

$    272,009

See independent auditors’ report and the summary of significant accounting policies.

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 4 – NOTES PAYABLE (CONTINUED)

The Company accrued $12,389 of interest expense in connection with the above notes.

NOTE 5 – EQUITY AND RELATED PARTY TRANSACTIONS

During 2004, the Company issued 470 shares and 3,746 shares of its $.001 par value common stock to Out of Control Records, Inc. and Celestial Breakaway Records in exchange for music catalogs valued at $470,000 and $3,746,000, respectively.  Out of Control Records, Inc. and Celestial Breakaway Records are owned and controlled by the Company’s President, David Michery.  In addition, the Company issued 76 shares of its $.001 par value common stock to David Michery in exchange for furniture and fixtures, and equipment valued at $76,737.  David Michery also paid $2,000 for 2 shares of $.001 par value common stock.

NOTE 6 – OPERATING FACILITIES

The Company maintained its offices under a sublease operating agreement.  The sublease agreement required monthly payments of $3,900, and expired August 31, 2006.  The lease was terminated in June 2005 and was settled with a final payment of $12,592.

The Company entered into a new lease for its office space, which commenced November 2005 and is to expire on October 31, 2007.  The lease agreement requires monthly payments of $1,685.

Future minimum lease payments are as follows:

April 30, 2006

$

 10,110

  2007

 20,220

  2008

    10,110

The Company incurred $30,352 of rent expense for the period.  For the period between the lease termination and the commencement of the new lease, the Company did not occupy office space.

NOTE 7 - INCOME TAXES

The Company incurred no federal income tax expense for the period ended April 30, 2005.  The Company has a net operating loss carryover of approximately $117,246 to offset future net income. Due to uncertainty surrounding the realization of the favorable tax attributes in future tax returns, the Company has placed a full valuation allowance against its net deferred tax asset.  At such time as it is determined that it is more likely than not that the deferred tax asset is realizable, the valuation allowance will be reduced.  Furthermore, the net operating loss carry forward may be subject to further limitation pursuant to Section 382 of the Internal Revenue Code.

See independent auditors’ report and the summary of significant accounting policies.

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 8 – COMMITMENTS AND OTHER MATTERS

Costs associated with the agreement and plan of merger between American Southwest Music Distribution, Inc. and G. L. Energy and Exploration, Inc

In September 2004, the Company and GL Energy entered into a Reorganization Agreement wherein GL Energy will acquire the Company and merge the Company into GL Energy.  Concurrent with the execution of the agreement, Donald Byers, in his capacity as the majority shareholder of GL Energy, entered into an agreement to vote his shares to approve and cooperate with the Reorganization Agreement between the Company and GL Energy.  In consideration, the Company agreed to pay Mr. Byers $200,000, $150,000 of which was paid on the closing date of the Reorganization Agreement, and $50,000 which was due 60 days after the closing date of the

Reorganization Agreement.  In addition, the Company agreed to pay GL Energy’s current liabilities in the aggregate amount of $126,925.

As of the date of this report, the reorganization transaction between GL Energy and the Company has not been completed.  Upon completion, the Company will be liable to Mr. Byers for the remaining $50,000 in addition to up to $126,925 of GL Energy’s liabilities.

Litigation

In May 2005, Vestcom, Ltd. filed suit against the Company, its officers, and several other unrelated companies, including AMC American Music Corporation.  The lawsuit arose from a loan made by Vestcom on or about July 3, 2003 in the amount of $500,000 to AMC American Music Corporation.  Vestcom alleges that AMC American Music Corporation fraudulently transferred its assets (“Subject Assets”) to Celestial Breakaway Records, which is owned and controlled by the Company’s President, David Michery, and/or the Company.  The Company contends that none of its assets belonged previously to AMC American Music Corporation.

Vestcom, Ltd. is seeking not less than $1.2 million from all the defendants including the Company, to be awarded ownership of all Subject Assets, punitive damages, and other remuneration.  The Company and its counsel strongly feel that Vestcom’s claims against the Company have no merit, the likelihood of an unfavorable outcome is very low, and is prepared to vigorously defend the matter.  However, the Company is in the process of negotiating a possible settlement with Vestcom, Ltd. and will consider the merits of an out-of-court settlement.

See independent auditors’ report and the summary of significant accounting policies.

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 9 - GOING CONCERN

These financial statements are presented on the basis that the Company is a going concern.  Going concern contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable period of time.

The Company has incurred cumulative losses since inception of $117,246.

The Company’s existence has been dependent upon advances from related parties and other individuals, and obtaining additional capital and financing.

The Company’s management believes that its ongoing efforts to raise additional capital through the sale of equity securities and debt instruments will provide additional cash flows.  However, there is no assurance that the Company will be able to obtain additional funding.

The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

See independent auditors’ report and the summary of significant accounting policies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GL ENERGY AND EXPLORATION

(Registrant)

Date:  March 14, 2006

By: /s/ David Michery

David Michery, President and Chief Executive Officer

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